UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): March 2, 2020

NESCO HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38186	84-2531628
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6714 Pointe Inverness Way, Suite 220 Fort Wayne, Indiana		46804
(Address of principal executive offices)		(Zip code)
(800) 252-0043
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, $0.0001 par value	NSCO	New York Stock Exchange
Redeemable warrants, exercisable for Common Stock, $0.0001 par value	NSCO WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 27, 2020, the Board of Directors (the “Board”) of Nesco Holdings, Inc. (the “Company”) appointed, upon the recommendation of the Nominating Committee of the Board, Gerard E. Holthaus, to serve as a member of the Board effective immediately. The Board also appointed Mr. Holthaus to serve on the Audit Committee of the Board. In connection with the appointment, the Board approved an increase in the size of the Board from nine members to ten members.

There are no arrangements or understandings between Mr. Holthaus and any other person pursuant to which Mr. Holthaus was selected as a director of the Company. Mr. Holthaus was appointed as a Class B director and will serve as a director of the Company until the 2021 annual meeting of stockholders of the Company and until his successor is elected and qualified or until his earlier resignation, death or removal.

In connection with his appointment to the Board, Mr. Holthaus will receive an award of stock options (the “Options”) under the Company’s 2019 Omnibus Incentive Plan. The Options will vest in three annual installments following the date of grant, will have an exercise price of $3.02, which was the closing price of the Company’s common stock on the date of grant, and a term of ten years. Mr. Holthaus will also be eligible to receive annual compensation on the same terms as the Company’s other non-employee directors.

Item 7.01. Regulation FD Disclosure.

On March 2, 2020, the Company issued a press release announcing the appointment of Mr. Holthaus to the Board. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release of Nesco Holdings, Inc. dated March 2, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 2, 2020	Nesco Holdings, Inc.

/s/ Bruce Heinemann
Bruce Heinemann Chief Financial Officer and Secretary